                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 28, 2001
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                            dated as of June 1, 2001
                          providing for the issuance of

                                 $1,057,369,665

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2001-7

       Delaware               333-57794-05              94-2528990

      (State or other         (Commission               (IRS Employer
      jurisdiction of         File Number)              Identification
      Incorporation)                                    Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS 60061
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (847) 549-6500

Item 1.  Changes in Control of Registrant. Not applicable.

Item 2.  Acquisition or Disposition of Assets. Not applicable.

Item 3.  Bankruptcy or Receivership. Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.  Other Events. Not applicable.

Item 6.  Resignation of Registrant's Directors. Not applicable.

Item 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

         7.1 Pooling and Servicing Agreement between Washington Mutual Mortgage Securities Corp., Depositor and Master Servicer, and State Street Bank and Trust Company, Trustee, dated as of June 1, 2001.

Item 8.  Change in Fiscal Year. Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S. Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 13, 2001

                                          WASHINGTON MUTUAL MORTGAGE SECURITIES
                                          CORP.
                                          (Registrant)

                                          By: /s/ Richard Careaga
                                          -----------------------------------
                                          Richard Careaga
                                          Second Vice President and
                                          Assistant General Counsel
                                          (Authorized Officer)


                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as................ 'r'
The dagger symbol shall be expressed as.............................. 'D'



                                       3